American Century Investments®
Quarterly Portfolio Holdings
Focused Dynamic Growth Fund
October 31, 2019

Focused Dynamic Growth - Schedule of Investments
OCTOBER 31, 2019 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.4%
Automobiles — 3.8%
Tesla, Inc.(1)	23,328	7,346,454
Beverages — 5.8%
Boston Beer Co., Inc. (The), Class A(1)	16,495	6,176,718
Constellation Brands, Inc., Class A	27,251	5,186,683
		11,363,401
Biotechnology — 8.3%
Argenx SE ADR(1)	8,665	1,061,116
Biogen, Inc.(1)	5,822	1,739,090
Blueprint Medicines Corp.(1)	37,071	2,551,968
Ionis Pharmaceuticals, Inc.(1)	55,197	3,075,577
Regeneron Pharmaceuticals, Inc.(1)	11,294	3,459,126
Vertex Pharmaceuticals, Inc.(1)	22,036	4,307,597
		16,194,474
Capital Markets — 4.1%
Intercontinental Exchange, Inc.	84,787	7,997,110
Diversified Consumer Services — 0.7%
Chegg, Inc.(1)	45,565	1,397,023
Electronic Equipment, Instruments and Components — 1.1%
Cognex Corp.	40,744	2,097,909
Energy Equipment and Services — 1.9%
Cactus, Inc., Class A(1)	127,708	3,795,482
Entertainment — 2.7%
Netflix, Inc.(1)	18,600	5,345,826
Health Care Equipment and Supplies — 2.4%
Intuitive Surgical, Inc.(1)	8,377	4,632,062
Health Care Technology — 0.7%
Health Catalyst, Inc.(1)	43,147	1,387,607
Hotels, Restaurants and Leisure — 4.5%
Chipotle Mexican Grill, Inc.(1)	11,268	8,768,307
Interactive Media and Services — 12.6%
Alphabet, Inc., Class C(1)	9,007	11,349,811
Facebook, Inc., Class A(1)	47,922	9,184,251
Pinterest, Inc., Class A(1)	36,468	916,805
Tencent Holdings Ltd.	73,900	3,013,465
		24,464,332
Internet and Direct Marketing Retail — 6.6%
Amazon.com, Inc.(1)	7,199	12,790,175
IT Services — 17.2%
MasterCard, Inc., Class A	43,245	11,970,648
Okta, Inc.(1)	54,056	5,895,888
Square, Inc., Class A(1)	101,353	6,226,115
Visa, Inc., Class A	51,826	9,269,598
		33,362,249

Machinery — 1.9%
FANUC Corp.	7,000	1,381,837
Wabtec Corp.	32,941	2,285,117
		3,666,954
Professional Services — 2.1%
Verisk Analytics, Inc.	27,823	4,025,988
Software — 18.2%
DocuSign, Inc.(1)	113,733	7,527,987
RingCentral, Inc., Class A(1)	40,243	6,500,049
salesforce.com, Inc.(1)	84,362	13,201,810
Slack Technologies, Inc., Class A(1)	174,932	3,848,504
Splunk, Inc.(1)	35,410	4,247,784
		35,326,134
Specialty Retail — 1.8%
Ross Stores, Inc.	32,172	3,528,303
Textiles, Apparel and Luxury Goods — 3.0%
NIKE, Inc., Class B	65,117	5,831,227
TOTAL COMMON STOCKS (Cost $162,784,798)		193,321,017
TEMPORARY CASH INVESTMENTS — 7.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $11,430,685), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $11,193,053)		11,192,587
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 1/15/26, valued at $3,812,550), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $3,735,067)		3,735,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,655	5,655
TOTAL TEMPORARY CASH INVESTMENTS (Cost $14,933,242)		14,933,242
TOTAL INVESTMENT SECURITIES — 107.1% (Cost $177,718,040)		208,254,259
OTHER ASSETS AND LIABILITIES(2) — (7.1)%		(13,778,221)
TOTAL NET ASSETS — 100.0%		$194,476,038

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

(2)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	188,925,715	4,395,302	—
Temporary Cash Investments	5,655	14,927,587	—
	188,931,370	19,322,889	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.